Exhibit 10.4
                               THIRD AMENDMENT TO
                  JOINT VENTURE AGREEMENT DATED AUGUST 1, 1991
                                    between
                          CATERPILLAR INDUSTRIAL INC.
                                      and
                            THE RAYMOND CORPORATION

     THIS AMENDMENT TO JOINT VENTURE AGREEMENT (as amended by the First and Second Amendments dated October 22, 1992 and April 15, 1993 respectively), made and entered into this 24th day of November, 1993 by and between Mitsubishi Caterpillar Forklift America Inc., a Delaware corporation, (hereinafter referred to as "MCFA") as assignee of Caterpillar Industrial Inc.'s ("CII") rights and obligations under the aforesaid Joint Venture Agreement, having its principal office at 5960 Heisley Road, Mentor, Ohio, and The Raymond Corporation, a New York corporation, having its principal office at South Canal Street, Greene, New York (hereinafter referred to as "Raymond").

                              W I T N E S S E T H

     WHEREAS, these additional Products and Services were developed in their entirety by Raymond and constitute Raymond Industrial Property (as defined in the JVA); and

     WHEREAS, Raymond is willing to have specified Products and Services added to Exhibit 1 for the considerations hereinafter set forth.

     NOW THEREFORE, the parties hereby agree as follows:

     1. Exhibit 1 to the JVA is hereby amended to add (and restated in the form attached hereto) "Section III" as a heading immediately following the Section II Products, with the following Products and Services: a) Battery changer similar to Raymond Batt-R-Ease II.

      b) Straddle-type mast configuration with capacities to 4000 lb. and elevated heights to 301".

      c) Orderpicker model with maximum elevated height of 366".

      d) 24-volt Reach, Double Reach and Straddle Model C, with maximum elevated height of approximately 252", side stance and capacities (single deep) of 3000 lb., 3500 lb. and 4000 lb.

      e)  All modifications approved by Raymond for Exhibit 2
          Products.

     2. Except as hereinabove provided in Paragraph 1, the parties hereto confirm that the Joint Venture Agreement continues in full force and effect and agree faithfully to perform it in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the JVA to be executed, in duplicate originals, by their respective authorized representatives as of the day and year first above written.


MITSUBISHI CATERPILLAR FORKLIFT AMERICA INC.

By  T.Okuno
   -------------------------------
     President

Printed Name T. Okuno
             ---------------------



THE RAYMOND CORPORATION


By Ross Colquhoun
   -------------------------------
     President

Printed Name R. Colquhoun
             ---------------------

                   AMENDED AND RESTATED NOVEMBER 24, 1993 IN
                 ACCORDANCE WITH AMENDMENTS SECOND AND THIRD TO
                          THE JOINT VENTURE AGREEMENT


                                   EXHIBIT 1

                        SECTION I - INITIAL JVC PRODUCTS


Initial "Products" of the JVC will be as follows:


REACH TRUCKS:

Model A (similar to Raymond Model 021):

  -  Maximum Elevated Height                      282 in.
  -  Capacity (Single Deep)                       3000 and 4000 lb.
  -  Voltage                                      36V
  -  Reach Carriage                               Single Deep, Deep-Reach
  -  Operator Orientation                         Side Stance

Model B (similar to Raymond Model 031):

  -  Maximum Elevated Height                      330 in. (approx.)
  -  Capacity (Single Deep)                       3000, 4000 and 4500 lb.
  -  Voltage                                      36V
  -  Reach Carriage                               Single Deep, Deep-Reach
  -  Operator Orientation                         Side Stance


ORDERPICKERS:

Model A (similar to Raymond Model 152):

  -  Maximum Elevated Height                      315 in. (approx.)
  -  Capacity                                     3000 lb.
  -  Voltage                                      24V
  -  Masts                                        Two- and Three-Stage

Model B (similar to Raymond Model 162):

  -  Maximum Elevated Height                      315 in. (approx.)
  -  Capacity                                     3000 lb.
  -  Voltage                                      36V
  -  Masts                                        Two- and Three-Stage



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                        SECTION I - INITIAL JVC PRODUCTS
                                  (CONTINUED)


WALKIES:

Model A (similar to Raymond Model 111):

  -  Capacity                                     6000 lb.
  -  Type                                         Pedestrian

Model B (similar to Raymond Model 112):

  -  Capacity                                     6000 lb.
  -  Type                                         Stand-on End Control Rider

Model C (similar to Raymond Model 113):

  -  Capacity                                     6000 lb.
  -  Type                                         Stand-on Center Control Rider

Model D (similar to Raymond Model 114):

  -  Capacity                                     Tow Tractor
  -  Type                                         Stand-on Center Control Rider

Model F (similar to Raymond Model 19):

  -  Capacity                                     6000 lb.
  -  Type                                         Stand-on End Control Rider


                      SECTION II - ADDITIONAL JVC PRODUCTS


Similar to:

      a)  Raymond's Standard Low-Cost Orderpicker
          (Project name:  "Slicker"),

      b)  Raymond's 4000 lb. Model 101 Walkie,

      c)  Raymond's 8000 lb. Models 112 & 113 F80L
          Walkie, and

      d)  Raymond's 3500 lb. Reach Mast

                SECTION III - ADDITIONAL JVC PRODUCTS & SERVICES


Products

Similar to:

      a)  Raymond Battery Changer Batt-R-Ease II.

      b)  Straddle-type mast configuration with
          capacities to 4000 lb. and elevated heights to 301".

      c)  Orderpicker model with maximum elevated
          height of 366".

      d)  Reach - Model C

          - Maximum Elevated Height     252 in. (approx.)
          - Capacity (Single Deep)      3000, 3500 and 4000 lb.
          - Voltage                     24V
          - Reach Carriage              Reach, Deep-Reach & Straddle
          - Operator Orientation        Side Stance
          - Battery Compartment         14.5" & 16.5"
          - U.L. Listed                 Type "E"

Services

      a)  All modifications approved by Raymond for
          Exhibit 1 Products, as described in James W.
          Davis' letter to Bob Huntley dated January 18,
          1993 at pp. 5 and 6.